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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2002


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


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

               Missouri                                 1-10596                              43-1554045
            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                        Identification No.)



               8888 Ladue Road, Suite 200, St. Louis, Missouri                               63124-2056
                   (Address of Principal Executive Offices)                                  (Zip Code)
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        Registrant's telephone number, including area code: 314-213-7200



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended June 30, 2002

99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002

ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibits 99.1 and 99.2 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ESCO TECHNOLOGIES INC.


Dated:  August 7, 2002                           By:      /s/ G.E. Muenster
                                                          ----------------------
                                                            G.E. Muenster
                                                            Vice President and
                                                            Controller


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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------

 99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended June 30, 2002

 99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002
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